EXHIBIT 3.15

ARTICLES OF INCORPORATION
OF
SEALY OF MARYLAND AND VIRGINIA, INC.

FIRST:  I, M. Peter Moser, whose post office address is 1300 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, being at least eighteen (18) years of age, hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

SECOND:  The name of the corporation (hereinafter called the “Corporation”) is

SEALY OF MARYLAND AND VIRGINIA, INC.

THIRD:  The purposes for which the Corporation is formed are:

(a)  To engage in the business of manufacturing, selling, leasing and distributing mattresses, furniture cushions and other bedding products and furniture and related products.

(b)  To carry on any of its business and activity in the State of Maryland, in any state, territory, district or dependency of the United States, or in any foreign country.

(c)  To do anything permitted in Section 2-103 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended from time to time.

FOURTH:  The post office address of the principal office of the Corporation in this State is Baltimore Beltway at Exit 10, Baltimore, Maryland 21227. The name and post office address of the resident agent of the Corporation in this State is M. Peter Moser, 1300 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201. Said agent is an individual actually residing in this State.

FIFTH:  The total authorized capital stock of this Corporation is 1,200,100 shares, consisting of 1,000,000 shares of Preferred Stock of the par value of $10.00 each, 100 shares of Class A Common Stock of the par value of $1.00 each, and 200,000 shares of Class B Common Stock of the par value of $1.00 each. The aggregate par value of all shares of all classes of stock is $10,200,100. The description of each class of stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and qualifications of each class of stock are as follows:

PREFERRED STOCK

(a)  DIVIDENDS: The holders of Preferred Stock shall be entitled to receive from the surplus or net profits of the Corporation, when and as declared by its Board of Directors, dividends at the rate of $1.20 per share per annum, payable annually on the 15th day of January of each year. Such dividends shall be non-cumulative, but shall be payable for the current fiscal year of the Corporation before any dividends shall be paid or set apart for the Common Stock for such current fiscal year. The Preferred Stock shall not be entitled to participate in or receive any dividends or share of profits, whether payable in cash, stock or property, in excess of the aforesaid non-cumulative dividends.

(b)  PREFERENCES UPON LIQUIDATION: In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the issued and outstanding Preferred Stock shall be entitled to receive out of the assets before any distribution to the holders of any other issued stock a sum equal to $10.00 for each share plus all declared but unpaid non-cumulative dividends thereon.

A consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of the foregoing clause.

(c)  VOTING RIGHTS: Except as otherwise provided by law, the holders of the Preferred Stock shall not be entitled to vote under any circumstances or in connection with any action taken by the Corporation.

(d)  REDEMPTION: At the option of the Board of Directors, the whole or any part of the Preferred Stock outstanding at any time may be redeemed on any of the respective dates fixed for the payment of dividends thereon, at a price equal to $11.00 per share, together with all declared, but unpaid dividends accrued thereon to the date of redemption, upon not less than thirty (30) days previous notice given by mail to the holders of record of the Preferred Stock. In the event that less than all of the outstanding Preferred Stock is to be redeemed, the redemption may be effected by lot or pro rata, in such manner as may be prescribed by resolution of the Board of Directors. After any of the outstanding Preferred Stock shall have been called for redemption and the holders thereof duly notified and the funds necessary to effect such redemption shall have been set aside by the Board of Directors, the holders thereof shall have no further rights as stockholders of the Corporation but shall be entitled only upon presentation of the certificates properly endorsed to receive the redemption value thereof, as above set forth. Notice of redemption shall be deemed to have been given when addressed to such Preferred Stockholders at their addresses recorded on the books of the Corporation and deposited in the United States mail.

COMMON STOCK

The Class A Common Stock and the Class B Common Stock shall be identical in all respects, except as follows:

(a)                                  VOTING RIGHTS: The holders of the Class B Common Stock shall have no voting rights, powers or privileges for any purposes, except as otherwise required by law, and the holders of the Class A Common Stock, to the exclusion of the holders of the Class B Common Stock and Preferred Stock, shall have all voting rights, powers and privileges as stockholders of the Corporation.

(b)                                 STOCK DIVIDENDS: Stock dividends may not be payable in shares of Class A Common Stock; stock dividends payable in shares of Class B Common Stock may be paid only to holders of Class B Common Stock.

2

(c)                                  PARTICIPATION IN DIVIDENDS, ETC.: As long as any of the Class B Common Stock shall be issued and outstanding, no dividends shall be payable with respect to the Class A Common Stock. In the event that dividends are declared at a time when there is no Class B Common Stock issued and outstanding, such dividends may be paid to the holders of the Class A Common Stock, pro rata according to their stockholdings, after the holders of the Preferred Stock have been paid the non-cumulative preferred dividends, described hereinabove. In the event of the dissolution, liquidation or winding up of the Corporation at a time when any Class B Common Stock is issued and outstanding, after the distribution of assets to the holders of the Preferred Stock as provided hereinabove, the holders of the Class A Common Stock and the Class B Common Stock shall share equally in the distribution of assets, to the extent of $1.00 per share, and the holders of the Class A Common Stock shall be entitled to receive no further distributions, all such further distribution being payable to the holders of the Class B Common Stock, pro rata according to their stockholdings. In the event of the dissolution, liquidation or winding up of the Corporation at a time when no Class B Common Stock is issued and outstanding, after the distribution of assets to the holders of the Preferred Stock as provided hereinabove, the holders of the Class A Common Stock shall share in all distributions pro rata according to their stockholdings.

SIXTH:  Concerning proposed actions requiring the approval of one or more, or all, classes of stock, on all such matters with respect to which the vote of more than a majority of all votes entitled to be cast is otherwise required under the Corporations and Associations Article of the Annotated Code of Maryland (including, without limitation, the approval of a proposed consolidation, merger, share exchange, transfer of assets, amendment to the articles of incorporation, or dissolution), the vote of a majority of all votes of any class of stock entitled to be cast on the matter shall be necessary and sufficient to approve such action.

SEVENTH:  The number of directors of the Corporation shall be 3, which number may be increased or decreased pursuant to the By-Laws of the Corporation, and so long as there are less than 3 stockholders, the number of directors may be less than 3 but not less than the number of stockholders. The names of the directors, who shall act until the first annual meeting or until their successors are duly chosen and qualified are: Marc Rudick, Wayne Rudick and Bernard Reiss.

EIGHTH:  No Stockholders of the Corporation shall have any preferential or pre-emptive right to acquire additional shares of stock of the Corporation except to the extent that, and on such terms as, the Board of Directors from time to time may determine.

NINTH:  The Corporation shall have the power to indemnify, by express provision in its By-Laws, by Agreement or by majority vote of either its stockholders or disinterested directors, any one or more of the following classes of individuals: (1) present or former directors and/or officers of the Corporation, (2) present or former agents and/or employees of the Corporation, (3) present or former administrators, trustees or other fiduciaries under pension, profit sharing, deferred compensation, or any other employee benefit plan maintained by the Corporation and (4) persons serving or who have served at the request of the Corporation in any of the aforementioned capacities for any other corporation, partnership, joint venture, trust, or other enterprises.  Provided, however, that the Corporation shall not have the power to indemnify any person if such indemnification would be contrary to Section 2-418 of the

3

Corporations and Associations Article of the Annotated Code of Maryland, or any statute, rule or regulation of similar import.

IN WITNESS WHEREOF, I do hereby acknowledge these Articles of Incorporation to be my act this 23rd day of September, 1980.

M. Peter Moser	(SEAL)
M. Peter Moser

4

ARTICLES OF TRANSFER
BETWEEN
THE MARYLAND BEDDING COMPANY
AND
SEALY OF MARYLAND AND VIRGINIA, INC.

THIS IS TO CERTIFY THAT:

FIRST:  The Maryland Bedding Company, a Maryland corporation (the “Transferor”) agrees to transfer a substantial portion of its property and assets unto Sealy of Maryland and Virginia, Inc., a Maryland corporation (the “Transferee”).

SECOND:  The Transferor is a body corporate incorporated under the general laws of the State of Maryland.  The Transferor’s principal office is in Baltimore County, Maryland.  The Transferor owns no interest in land in the State of Maryland, the title to which could be affected by the recording of an instrument among the land records.

THIRD:  The Transferee is a body corporate incorporated under the general laws of the State of Maryland.  The principal office of the Transferee is in Baltimore County, Maryland.  The principal place of business of the Transferee in the State of Maryland is located at Baltimore Beltway at Exit 10, Baltimore, Maryland 21227.  The Transferee’s agent for the service of process in the State of Maryland is M. Peter Moser, 1300 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201.

FOURTH:  The terms and conditions of the transaction set forth in these Articles of Transfer were advised, authorized and approved by each Corporation party to these Articles of Transfer in the manner and by the vote required by its charter and the laws of the place where it is organized.

FIFTH:  The transactions set forth in these Articles of Transfer were approved by the Transferor in the following manner.  By unanimous written consent in lieu of a meeting, the Board of Directors of the Transferor adopted a resolution declaring that the proposed transaction is advisable on terms and conditions substantially similar to those set forth in the resolution, and directed that the proposed transaction be submitted for consideration by the Stockholders of the Corporation.  The proposed transaction was approved by all of the Stockholders of the Transferor by unanimous written consent in lieu of a meeting.

SIXTH:  The proposed transaction was approved by the Transferee in the following manner.  The proposed transaction was advised, authorized and approved by the Board of Directors of the Transferee, and in the manner and by the vote required by the charter and by-laws of the Transferee and by the laws of the State of Maryland.

SEVENTH:  The nature and amount of consideration to be paid by the Transferee to the Transferor for the assets to be transferred by the Transferor are as follows.  The consideration to be paid by the Transferee shall be $1,500,000, all of which shall be paid pursuant to a Promissory Note issued by the Transferee to Transferor, and the assumption by the Transferee of certain business debts and liabilities in amounts aggregating $3,329,187.49.

IN WITNESS WHEREOF, on this 15th day of January 1981, The Maryland Bedding Company and Sealy of Maryland and Virginia, Inc. have caused these presents to be executed on their behalf by their respective Presidents and attested by their respective Secretaries or Assistant Secretaries, and their respective Presidents acknowledge, under penalties of perjury, that these Articles of Transfer are the corporate act of each of said corporations and that the facts and matters set forth herein are true in all material respects.

ATTEST:		THE MARYLAND BEDDING COMPANY

/s/	Ellsworth Orem	By	/s/ Joseph R. Rudick	(SEAL)
Ellsworth Orem, Secretary			Joseph R. Rudick, President

ATTEST:		SEALY OF MARYLAND AND VIRGINIA, INC.

/s/	Wayne Rudick	By	/s/ Marc E. Rudick	(SEAL)
Wayne Rudick, Secretary			Marc E. Rudick, President

2

ARTICLES OF TRANSFER
BETWEEN
SEALY OF MARYLAND AND VIRGINIA, INC.
AND
MARC E. RUDICK
AND
BERNARD REISS
AND
WAYNE RUDICK
AND
MELVIN ADELSON

THIS IS TO CERTIFY:

FIRST:  SEALY OF MARYLAND AND VIRGINIA, INC., a Maryland corporation (the “Transferor”) agrees to transfer a substantial portion of its property and assets, as specifically set forth on Exhibit A attached hereto, unto MARC E. RUDICK, BERNARD REISS, WAYNE RUDICK and MELVIN ADELSON, constituting all of the Class B Common Stockholders of the Transferor (hereafter collectively referred to as the “Stockholders” or as the “Transferee”).

SECOND: The Transferor is a body corporate incorporated under the general laws of the State of Maryland.  The Transferor’s principal office is located at Exit 10 at Beltway, Baltimore County, Maryland 21227.  The Transferor owns no interest in land, the title to which could be affected by the recording of an instrument among the land records.

THIRD:  The business address of each Transferee is located at 1003 St. George’s Road, Baltimore City, Maryland 21210.

FOURTH:   The terms and conditions of the transaction set forth in these Articles of Transfer were advised, authorized, and approved by the Transferor in the manner and by the vote required by its charter and the laws of the place where it is organized.

FIFTH:  The transaction set forth in these Articles of Transfer were approved by the Transferor in the following manner.  The Board of Directors of the Transferor adopted a resolution declaring that the proposed transaction described herein is advisable, and directed that the proposed transaction be submitted to the stockholders for consideration and approval.  The stockholders adopted a resolution declaring that the proposed transaction described herein is approved.

SIXTH:  The nature and amount of the consideration to be paid by the Transferee to the Transferor for the assets to be transferred to the Transferor is as follows.  The consideration to be paid by the Transferee is the surrender to the Transferor of those shares of Class B Common Stock of the Transferor held by each Transferee as set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, on this 29th day of December, 1986, Sealy of Maryland and Virginia, Inc. has caused these presents to be executed on its behalf by its President and attested by its Assistant Secretary, and Marc E. Rudick, Bernard Reiss, Wayne Rudick and Melvin Adelson, have each executed these Articles of Transfer on his own behalf, and the President of Sealy of Maryland and Virginia, Inc. and each Transferee hereby acknowledges, under penalties for perjury, that these Articles of Transfer are the act of the party executing the Articles of Transfer and that the facts and matters set forth herein are true in all material respects.

ATTEST:	SEALY OF MARYLAND AND VIRGINIA, INC.

	By:	/s/	Marc E. Rudick
/s/		President
, Assistant Secretary
- Transferor -

WITNESS:
		/s/	Marc E. Rudick
/s/	Marc E. Rudick

/s/		/s/	Bernard Reiss
Bernard Reiss

/s/		/s/	Wayne Rudick
Wayne Rudick

/s/		/s/	Melvin Adelson
Melvin Adelson

- Transferee -

2

Exhibit A

PURCHASED ASSETS

1.                                       FIXED ASSETS:

Department #	Account #	Asset Description

801	8	7 Terminals

801	8	5 Chairs

801	8	2 VTS 20 with F3620 Keyboard

801	8	Printer

801	8	Model 250 PC

801	8	Printers

801	8	Printronix Line Printer

801	8	SDC-4 Datamizers

801	8	UTS 20 Display/Expanded K

801	8	Tape Drive

801	8	Techman GSU500A Compu Par

801	8	3002 PEP Kits

801	8	COMPAQ 256K with Dual Dri

801	8	Flexible Image Printer

801	8	Data Miser

801	8	Dual Drive/Single Drive

801	8	UTS 20 Display

801	8	Computer Merchandise

801	8	Liberty Freedom 100CRT TE

801	8	DP Cable

801	8	Controller/Operator Stati

Department #	Account #	Asset Description

801	8	4 UTDS20 Terminals

801	8	2 Tables/1Desk

801	8	4-Shelves/1 I/O Cabinet

801	8	Magnetic Tape Cleaner

801	8	1-Toshiba Mod 1273P S/N 1

801	8	1-1417-L1 Steel Lateral F

801	8	1-700 Storage Cab EDSAL

801	8	Terminal Multiplexer #800

801	8	Additional Memory - Mainframe

801	8	Hard Disk

801	8	Printer Cables

801	8	1 Kaypro PC

801	8	NEC P-Z Printer

801	8	2 3612-98-SVT-1120

801	8	3 PEP Boards

801	35	Software

801	35	Software Purchase Fee

801	35	Prof. COBOL VI 2

3100	8	Walnut Top Desk

3100	B	Office Furniture

3100	8	Custom Made Cabinet

3100	8	1-Chair #462 Oxford Tudor

3100	8	24 Rattan Chairs, 7 Bar Stools

3100	16	16 Lamps Dud Hishpoint MR

Department #	Account #	Asset Description

3100	16	11 Tables Dud Hishpoint M

3100	16	25.33 Sq Yds Carpet Highp

3100	16	Furniture For Hishpoint M

3100	16	Leasehold Improvements HP M

3200	8	Vertical Files

3200	8	2-Walnut Top Desks

3200	8	2 DA-6860-FNt Rotopanels

3200	8	1-IBM Used Typewriter

3200	8	1-Chair

3200	8	2-Walnut Tops for Desk

3200	8	1-Desk

3200	8	File Cab/Dsk/Chair/Storage

3200	8	1-32925 Hon Metro Series

3200	8	4-Chairs/2-Chaise/1-Table

3200	8	Otto/Table/Chaise White

3200	8	Sharp Print Calculator

3200	8	3-Monarch Side Arm Chairs

3200	8	Taylor Posture Chair

3200	8	Black Finish File Cabinet

3200	8	2-Black Finish File Cabinets

3200	8	IBM Selectric II Typewriter

3200	8	1-MOD 72 Scriptomat Adore

3200	8	IBM Selectric II

3200	8	Gatherese Collator X/N 78

Department #	Account #	Asset Description

3200	8	1-MDD 1900 Electric Calcu.

3200	8	Furniture for Duo Office

3200	8	1-Selectric Typewriter

3300	8	Furniture PC Cabinet

3300	8	Media Cab/Shelf with Divi

3300	8	1- Secretary Desk Center Drawer

3300	8	1- Royal Printing Calculator

3300	8	Execu Chair/Desk/Credenza

3300	8	2-Arm Chairs

3300	8	1-Credenza W/Sliding Door

3300	8	1-Double Pedestal Desk

3300	8	1 Exec Swivel Arm Chair

3300	8	1 Chair/1-4 Drwr file Cab

3300	8	1 Typing Stand #113

3300	8	2- Calcu/Var Used Dfc Furn.

3300	12	Enger Sew Sta S/N31467/4

3300	12	Forklift Truck Battery/Cha

3300	12	Consew Cyl Wakg FT W/Tabl

3300	12	Air Compressor

3300	12	1 Set of Welt Feet

3300	12	2-Consew Sewing Mach #255

3300	12	Royal 5005XL Typewriter

3300	12	Model Spinmatic 6 Dowel

3300	12	2331792 Floor Glide Forkl

Department #	Account #	Asset Description

3300	12	Model 630 Vacuum/Attachmn

3300	12	Consew Sewing Machines

3300	12	Duo Storage Containers

3300	12	Duo Storage Containers

3300	12	Duo Storage Containers

3300	12	Sewing Head

3300	12	Rebuilt Singer 269

3300	12	2 Specdi-Notchers

3300	12	Used Crescent 36”

3300	12	Clark Lift Truck S/N250-2

3300	12	1 Vertical Saw/L Band Saw

3300	12	H-275 Hesco Compacter

3300	12	Bandsaw Welder

3300	12	Leather Stitching Machine

3300	12	AB Dick Plain Paper Copier

3300	12	Consew Model 230R Sewing

3300	12	Sigma T-Nut Drill/Driver

3300	12	Materal Measuring/Inspect

3300	12	Corp Logo Sig/Gen Ofc SI

3300	12	Hailey-Drye Form Cutter

3300	12	1-Apex CT110 Cushin Turng

3300	12	1-Pickr Lift Truck Prime

3300	12	1-Battery-120125-13

3300	12	1-Battery Charger

Department #	Account #	Asset Description

3300	12	One Used Clark ROS-25

3300	12	1-Manual AK Clip Machine

3300	12	1-New 25HP Toshiba Poly S

3300	12	1-PC Hand Hose Drum Truck

3300	12	3-D/B Mini Coders

3300	12	1-Used Brother Sersng Mac

3300	12	1-Fischein Portable Bag

3300	12	1-Airless Unit/Drum Cover

3300	12	50-Line Pallets 10-Trim C

3300	12	Steel Shelving For Maint

3300	12	7-Portable Drun Racks/Frg

3300	12	Machinery Set-up Charges

3300	12	1-Foam Rubbercutter, Air

3300	12	1-Miter Gage/Non Tilting R

3300	12	1-Union Special Class 513

3300	12	9-Duo Lift Loaders

3300	12	1-Double Welt Attachment

3300	12	1-Zipper Attachment

3300	12	1-New Bosch Rubber Cutter

3300	12	1-New Bosch Foam Cutter 8

3300	12	1-B” Wolf Model Cloth Cutter

3300	12	1-1Z726 1/3HP Dust Collector

3300	12	2-Model 65 Clinching Tool

3300	12	1-Porter Saw

Department #	Account #	Asset Description

3300	12	1-Model 65 Clinching Tool

3300	12	1-Model D. Fischbein Bag

3300	12	1-Rotolite Triton 1

3300	12	1-Sewing Machine W/Stand

3300	12	2-Rex Spreading Machines

3300	12	Wolf Blazer Cutting Machine

3300	12	1-Apex Cns/Cushion Stuffer

3300	12	1-62” REX IT-S/N T4333

3300	12	1-Electric Steam Boiler

3300	12	2-Versa Rolr Cnveyr Sesin

3300	12	1-Cushion Filling Mach #C

3300	12	1-3131 1/4TON CM Elect HO

3300	12	Comet Straight Knfe Cuting

3300	12	1-3W009 500 LB Lift Truck

3300	12	RG-52 Shedder #YB254

3300	12	Porter Cut-Offsaw

3300	12	1 Phillocraft Table

3300	12	Wiltlers Sew Mach Mod 55

3300	12	Consew Sew Mach 225

3300	12	Singer Sew Mach #112W140

3300	12	2 Sew Mach #WE 7002142

3300	12	Row Spacers & Step Beams

3300	12	8” Round Knife 048967

3300	12	Boring & Dowel Driving MA

Department #	Account #	Asset Description

3300	16	Oil Pressure Switches

3300	16	Fire Protection System

3300	16	10 KVAR Capicators

3300	16	Improvements Plant Prepar

3300	16	Ring Down Circ to Balto

3300	16	Improvements Plant Prepar

3300	16	Duo Mills Office

3900	12	Pressure Washer

3900	32	Engine Overhaul 80-2

3900	32	Refurbish Trailer #8512

3900	32	Engine Overhaul 78-2

3900	32	Overhaul Engine 78-3

3900	32	Hubdometrs/Hubcaps/Permit

3900	32	Wood Chip Trailer Rebuilt

3900	32	1979 Tractor Build-Glider

3900	32	78 GMC Tract S/N Tf192v6

3900	32	78 GMC Tract S/N TF1928Y

3900	32	Duo Tractor Engine 73-5

3900	32	Duo Tractor Engine 73-1

3900	32	Sealy Tractor Engine 71-2

3900	32	1-Trailer S/N 160241 M

3900	32	1-Trailer S/N 160240 M

3900	32	1-Trailer S/N 160239 M

3900	32	1-Trailer S/N 160238 M

Department #	Account #	Asset Description

3900	32	1-Trailer S/N 160237 M

3900	32	1-Trailer S/N 160236 M

3900	32	1-Trailer S/N 160235 M

3900	32	1-Trailer S/N 160234 M

3900	32	1-Trailer S/N 160233 M

3900	32	1-Trailer S/N 160232 M

3900	32	1-78 GMC Tractor

3900	32	77 GMC Tilt Forward Tract

3900	32	66 Trailmobile 40’ SNGL A

3900	32	66 40’ Van S/N 36071 #144

3900	32	65 40’ Van B/N 11280 #140

3900	32	64 40’ Van S/N 175176 #13

3900	32	64 40’ Van S/N 175175 #13

3900	32	73 GMC Tractor Mod F19672

2.                                       SUPPLEMENTAL ASSETS:

M. Rudick Furniture

Drew Furniture

Electronic Message Board

Typewriters – Adla Elect (2)

Misc. PC’s Printers, Etc.

Suburban Funding Truck Leases

3.                                       OTHER ASSETS:

(a)	Cash	$745,000

(b)	Accounts Receivable	$2,350,500

	Reserve	(58,817)

(c)	Other	$28,614

(d)	Inventories

	Raw Materials and Work in Process	$1,528,476
	Finished Goods	$438,821

(e)	Prepaids	$134,632

(f)	Deferred charges	$40,000

(g)	Sundry	$23,000

EXHIBIT B

Each of the stockholders shall surrender to the Transferor the number of shares of Class B Common Stock of Transferor set forth below opposite his name:

Marc E. Rudick	5,896.3365 shares
Bernard Reiss	1,089.3525 shares
Wayne Rudick	1,659.9657 shares
Melvin Adelson	455.1937 shares

CERTIFICATE OF CORRECTION
OF
ARTICLES OF TRANSFER
BETWEEN
SEALY OF MARYLAND AND VIRGINIA, INC.
AND MARC E. RUDICK AND BERNARD REISS
AND WAYNE RUDICK AND MELVIN ADELSON

Pursuant to the provisions of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, the undersigned hereby executes the following Certificate of Correction:

FIRST: That Articles of Transfer and attached Exhibits A and B were filed with the Department of Assessments and Taxation of the State of Maryland on December 29, 1986 and that said Articles of Transfer and attached Exhibits A and B require correction as permitted by Section 1-206 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECOND: The inaccuracy or defect in said document to be corrected is as follows:

Article FIRST of said Articles of Transfer provides as follows:

FIRST:  SEALY OF MARYLAND AND VIRGINIA, INC., a Maryland corporation (the “Transferor”) agrees to transfer a substantial portion of its property and assets, as specifically set forth on Exhibit A attached hereto, unto MARC E. RUDICK, BERNARD REISS, WAYNE RUDICK and MELVIN ADELSON, constituting all of the Class B Common Stockholders of the Transferor (hereafter collectively referred to as the “Stockholders” or as the “Transferee”).

THIRD: The foregoing inaccuracy or defect in the document is corrected to read as follows:

Article FIRST of said Articles of Transfer should provide as follows:

FIRST:  SEALY OF MARYLAND AND VIRGINIA, INC., a Maryland corporation (the “Transferor”) agrees to transfer a substantial portion of its property and assets, as specifically set forth on Exhibit A and Exhibit B attached hereto, unto MARC E. RUDICK, BERNARD REISS, WAYNE RUDICK and MELVIN ADELSON, constituting all of the Class B Common Stockholders of the Transferor (hereafter collectively referred to as the “Stockholders” or as the “Transferee”).

IN WITNESS WHEREOF, on this 5th day of January, 1987, Sealy of Maryland and Virginia, Inc. has caused these presents to be executed on its behalf by its President and attested by its Assistant Secretary, and Marc E. Rudick, Bernard Reiss, Wayne Rudick and Melvin Adelson, have each executed these Articles of Transfer on his own behalf, and the President of Sealy of Maryland and Virginia, Inc. and each Transferee hereby acknowledges, under penalties for perjury, that these Articles of Transfer are the act of the party executing the Articles of Transfer and that the facts and matters set forth- herein are true in all material respects.

ATTEST:	SEALY OF MARYLAND AND VIRGINIA, INC.

	By:	/s/	Marc E. Rudick
/s/		President
, Assistant Secretary
- Transferor -

WITNESS:
		/s/	Marc E. Rudick
/s/	Marc E. Rudick

		/s/	Bernard Reiss
/s/	Bernard Reiss

		/s/	Wayne Rudick
/s/	Wayne Rudick

		/s/	Melvin Adelson
/s/	Melvin Adelson

- Transferee -

2

Department #	Account #	Asset Description

801	8	7 Terminals

801	8	5 Chairs

801	8	2 VTS 20 with F3620 Keyboard

801	8	Printer

801	8	Model 250 PC

801	8	Printers

801	8	Printronix Line Printer

801	8	SDC-4 Datamizers

801	8	UTS 20 Display/Expanded K

801	8	Tape Drive

801	8	Techman GSU500A Compu Par

801	8	3002 PEP Kits

801	8	COMPAQ 256K with Dual Dri

801	8	Flexible Image Printer

801	8	Data Miser

801	8	Dual Drive/Single Drive

801	8	UTS 20 Display

801	8	Computer Merchandise

801	8	Liberty Freedom 100 CRT TE

801	8	DP Cable

801	8	Controller/Operator Stati

801	8	4 UTDS20 Terminals

801	8	2 Tables/1Desk

801	8	4-Shelves/1 I/O Cabinet

Department #	Account #	Asset Description

801	8	Magnetic Tape Cleaner

801	8	1-Toshiba Mod 1273P S/N 1

801	8	1-1417-L1 Steel Lateral F

801	8	1-700 Storage Cab EDSAL

801	8	Terminal Multiplexer #800

801	8	Additional Memory - Mainframe

801	8	Hard Disk

801	8	Printer Cables

801	8	1 Kaypro PC

801	8	NEC P-Z Printer

801	8	2 3612-98-SVT-1120

801	8	3 PEP Boards

801	35	Software

801	35	Software Purchase Fee

801	35	Prof. COBOL VI 2

3100	8	Walnut Top Desk

3100	B	Office Furniture

3100	8	Custom Made Cabinet

3100	8	1-Chair #462 Oxford Tudor

3100	8	24 Rattan Chairs, 7 Bar Stools

3100	16	16 Lamps Dud Hishpoint MR

3100	16	11 Tables Dud Hishpoint M

3100	16	25.33 Sq Yds Carpet Highp

3100	16	Furniture For Hishpoint M

2

Department #	Account #	Asset Description

3100	16	Leasehold Improvements HP M

3200	8	Vertical Files

3200	8	2-Walnut Top Desks

3200	8	2 DA-6860-FNt Rotopanels

3200	8	1-IBM Used Typewriter

3200	8	1-Chair

3200	8	2-Walnut Tops for Desk

3200	8	1-Desk

3200	8	File Cab/Dsk/Chair/Storage

3200	8	1-32925 Hon Metro Series

3200	8	4-Chairs/2-Chaise/1-Table

3200	8	Otto/Table/Chaise White

3200	8	Sharp Print Calculator

3200	8	3-Monarch Side Arm Chairs

3200	8	Taylor Posture Chair

3200	8	Black Finish File Cabinet

3200	8	2-Black Finish File Cabinets

3200	8	IBM Selectric II Typewriter

3200	8	1-MOD 72 Scriptomat Adore

3200	8	IBM Selectric II

3200	8	Gatherese Collator X/N 78

3200	8	1-MDD 1900 Electric Calcu.

3200	8	Furniture for Duo Office

3200	8	1-Selectric Typewriter

3

Department #	Account #	Asset Description

3300	8	Furniture PC Cabinet

3300	8	Media Cab/Shelf with Divi

3300	8	1- Secretary Desk Center Drawer

3300	8	1- Royal Printing Calculator

3300	8	Execu Chair/Desk/Credenza

3300	8	2-Arm Chairs

3300	8	1-Credenza W/Sliding Door

3300	8	1-Double Pedestal Desk

3300	8	1 Exec Swivel Arm Chair

3300	8	1 Chair/1-4 Drwr file Cab

3300	8	1 Typing Stand #113

3300	8	2- Calcu/Var Used Dfc Furn.

3300	12	Enger Sew Sta S/N31467/4

3300	12	Forklift Truck Battery/Cha

3300	12	Consew Cyl Wakg FT W/Tabl

3300	12	Air Compressor

3300	12	1 Set of Welt Feet

3300	12	2-Consew Sewing Mach #255

3300	12	Royal 5005XL Typewriter

3300	12	Model Spinmatic 6 Dowel

3300	12	2331792 Floor Glide Forkl

3300	12	Model 630 Vacuum/Attachmn

3300	12	Consew Sewing Machines

3300	12	Duo Storage Containers

4

Department #	Account #	Asset Description

3300	12	Duo Storage Containers

3300	12	Duo Storage Containers

3300	12	Sewing Head

3300	12	Rebuilt Singer 269

3300	12	2 Specdi-Notchers

3300	12	Used Crescent 36”

3300	12	Clark Lift Truck S/N250-2

3300	12	1 Vertical Saw/L Band Saw

3300	12	H-275 Hesco Compacter

3300	12	Bandsaw Welder

3300	12	Leather Stitching Machine

3300	12	AB Dick Plain Paper Copier

3300	12	Consew Model 230R Sewing

3300	12	Sigma T-Nut Drill/Driver

3300	12	Materal Measuring/Inspect

3300	12	Corp Logo Sig/Gen Ofc SI

3300	12	Hailey-Drye Form Cutter

3300	12	1-Apex CT110 Cushin Turng

3300	12	1-Pickr Lift Truck Prime

3300	12	1-Battery-120125-13

3300	12	1-Battery Charger

3300	12	One Used Clark ROS-25

3300	12	1-Manual AK Clip Machine

3300	12	1-New 25HP Toshiba Poly S

5

Department #	Account #	Asset Description

3300	12	1-PC Hand Hose Drum Truck

3300	12	3-D/B Mini Coders

3300	12	1-Used Brother Sersng Mac

3300	12	1-Fischein Portable Bag

3300	12	1-Airless Unit/Drum Cover

3300	12	50-Line Pallets 10-Trim C

3300	12	Steel Shelving For Maint

3300	12	7-Portable Drun Racks/Frg

3300	12	Machinery Set-up Charges

3300	12	1-Foam Rubbercutter, Air

3300	12	1-Miter Gage/Non Tilting R

3300	12	1-Union Special Class 513

3300	12	9-Duo Lift Loaders

3300	12	1-Double Welt Attachment

3300	12	1-Zipper Attachment

3300	12	1-New Bosch Rubber Cutter

3300	12	1-New Bosch Foam Cutter 8

3300	12	1-B” Wolf Model Cloth Cutter

3300	12	1-1Z726 1/3HP Dust Collector

3300	12	2-Model 65 Clinching Tool

3300	12	1-Porter Saw

3300	12	1-Model 65 Clinching Tool

3300	12	1-Model D. Fischbein Bag

3300	12	1-Rotolite Triton 1

6

Department #	Account #	Asset Description

3300	12	1-Sewing Machine W/Stand

3300	12	2-Rex Spreading Machines

3300	12	Wolf Blazer Cutting Machine

3300	12	1-Apex Cns/Cushion Stuffer

3300	12	1-62” REX IT-S/N T4333

3300	12	1-Electric Steam Boiler

3300	12	2-Versa Rolr Cnveyr Sesin

3300	12	1-Cushion Filling Mach #C

3300	12	1-3131 1/4 TON CM Elect HO

3300	12	Comet Straight Knfe Cuting

3300	12	1-3W009 500 LB Lift Truck

3300	12	RG-52 Shedder #YB254

3300	12	Porter Cut-Offsaw

3300	12	1 Phillocraft Table

3300	12	Wiltlers Sew Mach Mod 55

3300	12	Consew Sew Mach 225

3300	12	Singer Sew Mach #112W140

3300	12	2 Sew Mach #WE 7002142

3300	12	Row Spacers & Step Beams

3300	12	8” Round Knife 048967

3300	12	Boring & Dowel Driving MA

3300	16	Oil Pressure Switches

3300	16	Fire Protection System

3300	16	10 KVAR Capicators

7

Department #	Account #	Asset Description

3300	16	Improvements Plant Prepar

3300	16	Ring Down Circ to Balto

3300	16	Improvements Plant Prepar

3300	16	Duo Mills Office

2.                                       SUPPLEMENTAL ASSETS:

M. Rudick Furniture

Drew Furniture

Electronic Message Board

Misc. PC’s Printers, Etc.

Typewriters-Adla Elect (2)

Suburban Funding Truck Leases

3.                                       OTHER ASSETS:

(a)	Cash	$745,000

(b)	Accounts Receivable	$2,350,500

	Reserve	(58,817)

(c)	Other	$28,614

(d)	Inventories

	Raw Materials and Work in Process	$1,528,476

	Finished Goods	$438,821

(e)	Prepaids	$134,632

(f)	Deferred charges	$40,000

(g)	Sundry	$23,137

8

EXHIBIT B

ASSUMED LIABILITIES

1.	Bank Debt

	Union Trust Long-Term Programs	$528,847

	Union Trust Palletiers	175,000

	Union Trust Mamut Quilter	87,421

	Mercantile Long-Term Programs	172,194

	Mercantile DP Equipment	18,352

	Mercantile Revolving Asset	352,380

	Mercantile Working Capital	2,231,937

2.	Accounts Payable	(10,000)

3.	Accruals (including taxes)	359,712

4.	Deferred Compensation	80,000

5.

Liability for Real Property relating to Salisbury plant, machinery and equipment

	Sublease from D.A.M. Associates At December 31, 1986 Remaining Terms:

	22 months at $37,500 per month

	60 months at $48,333 per month

6.	Liabilities to persons who, on the date hereof, are retirees from the furniture operation.

7.	Liabilities for severance, vacation, accrued but unpaid wages and salaries and employee benefits to persons who are to become employees of Sealy Furniture of Maryland.

8.	Product liability and warranty claims, and any contingent Liabilities, relating to the furniture operations.

9.	Suburban Funding Truck Lease Obligations.

ARTICLES OF MERGER

MERGING

The Maryland Bedding Company
(a Corporation of the State of Maryland)

INTO

Sealy of Maryland and Virginia, Inc.
(a Corporation of the State of Maryland)

FIRST:  The Maryland Bedding Company, a corporation organized and existing under the laws of the State of Maryland, and Sealy of Maryland and Virginia, Inc., a corporation organized and existing under the laws of the State of Maryland, agree that said The Maryland Bedding Company shall be merged into said Sealy of Maryland and Virginia, Inc. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger.

SECOND:  Sealy of Maryland and Virginia, Inc., a corporation organized and existing under the laws of the State of Maryland, shall survive the merger and shall continue under the name Sealy of Maryland and Virginia, Inc.

THIRD:  The parties to the articles of merger are Sealy of Maryland and Virginia, Inc., a corporation organized and existing under the laws of the State of Maryland, and The Maryland Bedding Company, a corporation organized and existing under the laws of the State of Maryland.

FOURTH:  The charter of the surviving corporation will not be amended as part of the merger.

FIFTH: The total number of shares of all classes of stock which said Sealy of Maryland and Virginia, Inc. has authority to issue is one million two hundred thousand one hundred (1,200,100) shares, divided into one hundred (100) shares of Class A Common Stock of the par value of one dollar ($1.00) each, of the aggregate par value of one hundred dollars ($100.00), two hundred thousand (200,000) shares of Class B Common Stock of the par value of one dollar ($1.00) each, of the aggregate par value of two hundred thousand dollars ($200,000.00), and one million (1,000,000) shares of Preferred Stock of the par value of ten dollars ($10.00) each, of the aggregate par value of ten million dollars ($10,000,000.00).

The total number of shares of stock of all classes which said The Maryland Bedding Company has authority to issue is twenty-five thousand (25,000) shares of Class A Common Stock of the par value of one dollar ($1.00) each, of the aggregate par value of twenty-five thousand dollars ($25,000.00), two hundred fifty thousand (250,000) shares of Class B Common Stock of the par value of ten dollars ($10.00) each, of the aggregate par values of two million five hundred thousand dollars ($2,500,000.00), two hundred fifty thousand (250,000) shares of Preferred Stock of the par value of ten dollars ($10.00) each, of the aggregate par value of two million five hundred thousand dollars ($2,500,000.00), and five hundred (500) shares of Second Preferred Convertible Stock of the par value of one thousand dollars ($1,000.00) each, of the aggregate par value of five hundred thousand dollars ($500,000.00).

SIXTH:  The manner and basis of converting or exchanging issued stock of the merged corporation into different stock or other consideration and the manner of dealing with any issued stock of the merged corporation not to be so converted or exchanged shall be as follows: stock of The Maryland Bedding Company will not be converted or exchanged. Ohio-Sealy Mattress Manufacturing Co., an Ohio corporation, owns one hundred percent (100%) of

2

the issued and outstanding capital stock of Sealy of Maryland and Virginia, Inc., and Ohio-Sealy Mattress Manufacturing Co. and Sealy of Maryland and Virginia, Inc. together own one hundred percent (100%) of the issued and outstanding capital stock of The Maryland Bedding Company. These stockholders of The Maryland Bedding Company will receive as consideration for their stock in The Maryland Bedding Company an increase in the value of Sealy of Maryland and Virginia, Inc.

SEVENTH:  The principal office of said Sealy of Maryland and Virginia, Inc. organized under the laws of the State of Maryland, is located in the County of Baltimore, State of Maryland.

The principal office of said The Maryland Bedding Company, organized under the laws of the State of Maryland, is located in the County of Baltimore, State of Maryland.

Said The Maryland Bedding Company owns no property in the State of Maryland, the title to which could be affected by the recording of an instrument among the Land Record.

EIGHTH: The terms and conditions of the transaction set forth in the articles were advised, authorized, and approved by each corporation party to the articles in the manner and by the vote required by its charter and the laws of the place where it is organized.

NINTH: The merger was approved in the following manner by The Maryland Bedding Company.

The transaction of merger was (a) duly advised by the board of directors of said The Maryland Bedding Company by the adoption on May 1, 1987, of a resolution declaring that the merger herein proposed was advisable substantially upon the terms and conditions set forth in

3

these articles of merger, and directing that the proposed articles of merger be submitted for action thereon at a special meeting of the stockholders of said corporation, and (b) duly approved by the stockholders of said corporation by informal action in lieu of said meeting of the stockholders dated May 1, 1987 by the unanimous written consent of the holders of each class of stock entitled to vote separately thereon.

TENTH : The merger was approved by Sealy of Maryland and Virginia, Inc. in the following manner:

The articles of merger were (a) duly advised by the board of directors of said Sealy of Maryland and Virginia, Inc., by the adoption on May 1, 1987, of a resolution declaring that the merger herein proposed was advisable substantially upon the terms and conditions set forth in these articles of merger, and directing that the proposed articles of merger be submitted for action thereon at a special meeting of the stockholders of said corporation; and (b) duly approved by the stockholders of said corporation by informal action in lieu of said meeting of the stockholders dated May 1, 1987 by the unanimous written consent of the holders of each class of stock entitled to vote separately thereon.

ELEVENTH: The following other provisions are deemed by the merging corporations necessary to effect this merger:

The first board of directors of the surviving corporation after the date when the articles of merger shall become effective shall be the directors of Sealy of Maryland and Virginia, Inc. in office at that date.

4

IN WITNESS WHEREOF, Sealy of Maryland and Virginia, Inc. and The Maryland Bedding Company, the corporations parties to the merger, have caused these articles of merger be signed in their respective corporate names and on their behalf by their respective presidents or vice-presidents and witnessed or attested by their secretaries all as of the fourth day of May, 1987.

SEALY OF MARYLAND AND VIRGINIA, INC.

		By	/s/	Ronald E. Trzcinski
Ronald E. Trzcinski, President
Attest:

/s/	Perry E. Doermann
Secretary
THE MARYLAND BEDDING COMPANY

		By	/s/	Ronald E. Trzcinski
Ronald E. Trzcinski, President
Attest:

/s/	Perry E. Doermann
Secretary

5

THE UNDERSIGNED, President of Sealy of Maryland and Virginia, Inc., who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/	Ronald E. Trzcinski
Ronald E. Trzcinski

THE UNDERSIGNED, President of The Maryland Bedding Company, who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/	Ronald E. Trzcinski
Ronald E. Trzcinski

6

CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS

FOR DESIGNATION OR CHANGE OF

RESIDENT AGENT AND/OR

PRINCIPAL OFFICE

I, Perry E. Doermann, do hereby certify that I am the duly elected, qualified and acting secretary of Sealy of Maryland and Virginia, Inc., a corporation formed and existing under the laws of the state of Maryland, and that by unanimous written consent of the board of directors of said corporation, on the 1st day of April, 1988, the following resolutions were adopted, which said resolutions remain in full force and effect:

RESOLVED that the resident agent of this corporation in the state of Maryland be and it hereby is changed to THE CORPORATION TRUST INCORPORATED, the post-office address of which is 32 South Street, Baltimore, Maryland 21202. The said resident agent so designated is a corporation of the state of Maryland.

FURTHER RESOLVED that the principal office of this corporation be and it hereby is changed from 300 East Lombard, 15th Floor, Baltimore, Maryland 21202 to c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202

MAIL TO:  State Department of
Assessments and Taxation
301 W. Preston Street
Baltimore, MD 21201

ARTICLES OF REVIVAL

FOR

Sealy of Maryland and Virginia, Inc.

(Insert exact name of corporation as it appears on records of the State Department of Assessments and Taxation)

FIRST:  The name of the corporation at the time the charter was forfeited was

Sealy of Maryland and Virginia, Inc.

SECOND:  The name which the corporation will use after revival :

Sealy of Maryland and Virginia, Inc.

THIRD:  The address of the principal office in this state is:

                      c/o    The Corporation Trust Incorporated

                                32 South Street
                                Baltimore, Maryland 21202

FOURTH:  The name and address of the resident agent is:

                                The Corporation Trust Incorporated

                                32 South Street
                                Baltimore, Maryland 21202

FIFTH: These Articles of Revival are for the purpose of reviving the charter of the corporation.

SIXTH: At or prior to the filing of these Articles of Revival, the corporation has (a) Paid all fees required by law; (b) Filed all annual reports which should have been filed by the corporation if its charter had not been forfeited; (c) Paid all state and local taxes, except taxes on real estate, and all interest and penalties due by the corporation or which would have become due if the charter had not been forfeited whether or not barred by limitations.

(Use A for signatures. If that procedure is unavailable, use B. If A & B are not available, use C. ONLY SIGN UNDER ONE SECTION.)

A.            The undersigned who were respectively the last acting president (or vice president) and secretary (or treasurer) of the corporation severally acknowledge the Articles to be their act.

/s/	John G. Bartik
Last Acting President/Vice President
John G. Bartik

/s/	Thomas M. Forman
Last Acting Secretary/Treasurer
Thomas M. Forman

(Use if A cannot be signed/acknowledged)

B.            The last acting president, vice president, secretary, and treasurer are unwilling or unable to sign and acknowledge these Articles; therefore, the undersigned who represent the lessor of a majority or 3 of the last acting directors of the corporation severally acknowledge the Articles to be their act.

Last Acting Director

Last Acting Director

Last Acting Director

 (Use if A and B cannot be signed/acknowledged)

C.            The last acting president, vice president, secretary, and treasurer of the corporation are unable or unwilling to sign the Articles. There are less than the required number of directors able and willing to sign the Articles, therefore, the undersigned who were elected as directors for the purpose of reviving the charter of the corporation severally acknowledge the Articles to be their act.

Director

Director

Director

2

CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1.                                       The name of the resident agent is The Corporation Trust Incorporated.

2.                                       The old address of the resident agent is:

32 South Street
Baltimore, Maryland 21202

3.                                       The new address of the resident agent is:

300 East Lombard Street
Baltimore, Maryland 21202

4.                                       Notice of the above changes are being sent to the business entities on the attached list.

5.                                       The above changes are effective when this document is filed with the Department of Assessments and Taxation.

/s/	Kenneth J. Uva
Kenneth J. Uva
Assistant Secretary

STATUS – ACTIVE

ID. NO.	CORPORATE NAME	STATUS	RESIDENT AGENT	PRINCIPAL NAME

D0567688	SCUDDER INTERNATIONAL FUND, INC.	X	The Corporation Trust Incorporated 32 South Street Baltimore MD 21202	SAME AS RESIDENT AGENT
D2524080	SCUDDER MUTUAL FUNDS, INC.	I	Corporation Trust Company 32 South Street Baltimore MD 21202	The Corporation Trust Incorporated 32 South Street Baltimore MD 21202
D2181972	SCUDDER NEW ASIA FUND, INC.	I	The Corporation Trust Incorporated 32 South Street Baltimore MD 21202	SAME AS RESIDENT AGENT
D2907947	SCUDDER NEW EUROPE FUND, INC.	I	Corporation Trust Incorporated 32 South Street Baltimore MD 21202	32 South Street Baltimore MD 21202
D3937000	SCUDDER NEW LATIN AMERICA FUND, INC.	I	Corporation Trust Incorporated 32 South Street Baltimore MD 21202	32 South Street Baltimore MD 21202
D2400703	SCUDDER SPAIN AND PORTUGAL FUND, INC.	I	Corporation Trust Incorporated. 32 South Street Baltimore MD 21202	Corporation Trust Incorporated 32 South Street Baltimore MD 21202
D3845963	SCUDDER TURKISH OPPORTUNITIES FUND, INC.	I	The Corporation Trust Inc. 32 South Street Baltimore MD 21202	The Corporation Trust Inc. 32 South Street Baltimore MD 21202
D3811965	SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.	I	The Corporation Trust Incorporated 32 South Street Baltimore MD 21202	The Corporation Trust 32 South Street Baltimore MD 21202
F3858354	SD PROPERTY GROUP, INC.	I	Corporation Trust Incorporated 32 South Street Baltimore MD 21202	32 South Street Baltimore MD 21202
D3821931	SEA CREST INDUSTRIES, INC.	I	Corporation Trust Incorporated 32 South Street Baltimore MD 21202	32 South Street Baltimore MD 21202
D1188465	SEALY OF MARYLAND AND VIRGINIA, INC.	R	The Corporation Trust Incorporated 32 South Street Baltimore MD 21202	Corporation Trust Incorporated 32 South Street Baltimore MD 21202